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                                                                   EXHIBIT 10.12
                                                                   -------------

             COLLABORATIVE COMMERCIALIZATION AND LICENSE AGREEMENT


                                     among

                      CATALYTICA COMBUSTION SYSTEMS, INC.,

                                      and

                          GENXON POWER SYSTEMS, LLC.,

                                      and

                           GENERAL ELECTRIC COMPANY,

                         dated as of November 19, 1998

                                      -1-
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COLLABORATIVE COMMERCIALIZATION AND LICENSE AGREEMENT
-----------------------------------------------------

THIS COLLABORATIVE COMMERCIALIZATION AND LICENSE AGREEMENT dated as of November 19, 1998 (this "Agreement"), is entered into among CATALYTICA COMBUSTION SYSTEMS, INC., a Delaware corporation ("CCSI"), having a place of business located at 430 Ferguson Drive, Mountain View, California 94043, including its affiliate, GENXON POWER SYSTEMS LLC., a Delaware limited liability company ("GPS"), also with offices at 430 Ferguson Drive, Mountain View, California 94043, and GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), having a place of business located at 1 River Road, Schenectady, New York 12345.

                             W I T N E S S E T H:

WHEREAS, CCSI has developed expertise and technology directed to its proprietary XONON(TM) Combustion System in the field of catalytic combustion; and

WHEREAS, GE manufactures and sells heavy duty industrial gas turbines, and has developed technology relating thereto; and

WHEREAS, CCSI and GE desire to design, develop and commercialize heavy duty industrial gas turbine components employing catalytic combustion through the use of various elements of the XONON Combustion System; and

WHEREAS, in addition to collaborating in the development and commercialization of such components, GE, with CCSI's cooperation and assistance, will lead an effort to obtain funding for such development and commercialization, in exchange for certain considerations as more particularly described in this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement, CCSI, GPS and GE hereby agree as follows:

                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------

For purposes of this Agreement, the terms defined in this Article 1 shall have the respective meanings set forth below:

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1.1.  "Additional Period" shall mean the time period commencing upon the date of
       -----------------
      expiration or earlier termination of the Incentive Term relating to Gas Turbines (as such Incentive Term may be modified pursuant to Sections 7.3, 7.4, 7.5 or 6.2.2 below), and ending on the fifth (5th) anniversary of such expiration date.

1.2.  "Affiliate" shall mean, with respect to any Person, any other Person which
       ---------
      directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

1.3.  "Background" shall mean, with respect to Patents, Technical Information
       ----------
      and Technology, that as to which a party has acquired or acquires prior to the Effective Date or otherwise not (i) in connection with its work under this Agreement, or (ii) from the other party.

1.4. [*] shall mean, with respect to any item sold to a [*] by CCSI or any CCSI licensee licensed to manufacture XONON Modules, the [*] charged from time to time for the same item or a comparable item.

1.5.  "CCSI" shall mean Catalytica Combustion Systems, Inc. and/or its
       ----
      affiliate, GENXON Power Systems, LLC.

1.6.  "CCSI Technology" shall mean all Technology relating to the XONON
       ---------------
      Combustion System, including Background and Commercialization Program Technology which is now or hereafter may be owned by CCSI and/or possessed by CCSI with rights to sublicense.

1.7.  "Commercialization" shall mean the offering to sell, and/or the actual
       -----------------
      sale, of an item.

1.8.  "Commercialization Phase" shall mean the second phase of the
       -----------------------
      Commercialization Program, during which the parties shall pursue Commercialization of the Products, as more particularly described in
      Article 7 below.

1.9.  "Commercialization Plan" shall mean a plan in accordance with the outline
       ----------------------
      attached to this Agreement as Exhibit B for the Commercialization of the Products during the Commercialization Phase, including estimated funding amounts and

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      dates for certain milestones, as such plan may be modified pursuant to the provisions of Section 5.1.3 below.

1.10. "Commercialization Program" shall mean the collaborative program of
       -------------------------
      research, development and Commercialization, to develop and adapt the XONON Combustion System and/or XONON Modules to Gas Turbines, and to supply GE with XONON Combustion System units and/or XONON Modules, for incorporation into Gas Turbines to be sold to GE's customers, all as more particularly described in the Development Workplan and the Commercialization Plan. The Commercialization Program shall be divided into a Technology Development Phase and a Commercialization Phase.

1.11. "Commercialization Program Technology" shall mean Technology conceived
       ------------------------------------
      during the Commercialization Program.

1.12. "Development Costs" shall mean the costs to GE or CCSI of performing its
       -----------------
      development obligations during the Technology Development Phase in accordance with the Development Workplan, including without limitation all costs of direct labor and benefits, raw materials, overhead, and all other direct and indirect costs, fees and out-of-pocket and other expenses incurred, paid or accrued by GE or CCSI, all as determined in accordance with generally accepted accounting principles, consistent with such party's internal cost accounting practices, allocated on a reasonable and consistent basis and charged for the performance of such activities.

1.13. "Development Funds" shall mean any and all amounts raised by the parties
       -----------------
      under Section 4.1 below or expended by GE under Section 4.2 below, for the purpose of funding Development Costs.

1.14. "Development Workplan" shall mean the detailed work plan for the
       --------------------
      technological development of the Products during the Technology Development Phase, which shall be (i) based on the Program Schedule and Milestones attached as Exhibit A, and (ii) agreed upon by the parties on or before December 15, 1998 and modified or updated by the parties on at least an annual basis by mutual agreement on or before December 15th preceding the year in question.

1.15. "Effective Date" shall mean the date of this Agreement as first set forth
       --------------
      above.

                                      -4-
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1.16. "Executive Committee" shall mean the joint committee composed of one
       -------------------
      representative of GE and one representative of CCSI as described in
      Section 5.2 below.

1.17. "Gas Turbine(s)" shall mean the heavy duty industrial gas turbines rated
       --------------
      at ** 70MW, both new and retrofit (that is, installed).

1.18. "GE" shall mean General Electric Company acting through its GE Power
       --
      Systems business, including its Affiliates.

1.19. "GE Components" shall mean the fuel/air mixer package, the preburner and
       -------------
      other elements (excluding the XONON Module) supplied by GE that have performance acceptable to operate with the XONON Module and equivalent to performance offered by XONON Components.

1.20. "Incentive Term" shall mean (a) with respect to the Commercialization of
       --------------
      the Products in the 7E Market Segment and the 7F Market Segment, the period commencing on the Effective Date and ending on December 31, 2003, subject to modification as provided in Sections 7.3, 7.4, 7.5 and 6.2.2 below, and (b) with respect to the Commercialization of the Products in the Syntroleum Market Segment, the period commencing on the Effective Date and ending on December 31, 2001.

1.21. "Initial Term" shall mean the period commencing on the Effective Date and
       ------------
      ending with either the first Gas Turbine test, or upon the first anniversary of the Effective Date, whichever occurs first.

1.22. "Management Committee" shall mean the joint committee composed of two
       --------------------
      representatives of GE and two representatives of CCSI as described in
      Section 5.1 below.

1.23. "Market Segments" shall mean all, and "Market Segment" shall mean any one
       ---------------                       --------------
      of, the following: the 7E Market Segment, the 7F Market Segment, and the Syntroleum Market Segment.

1.24. "Maximum GE Required Expenditure" shall mean, for each Market Segment, the
       -------------------------------
      maximum dollar amount that GE shall be required to expend under Section
      4.2 for the funding of the Technology Development Phase due to a failure of the parties to raise sufficient funds from Third Parties with respect to such Market Segment.

** Greater than or equal to
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1.25. "Patents" shall mean patents (including patents of importation, patents of
       -------
      confirmation, patents of improvements, patents and certificates of addition and utility models, as well as divisions, reissues, continuations, continuations-in-part, renewals and extensions of any of the foregoing) and applications therefore, and patents which may be issued on such applications covering inventions with respect to which the first application for patent anywhere was filed prior to the date of any termination of the Agreement.

1.26. "Person" shall mean an individual, corporation, partnership, trust,
       ------
      business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.27. "Pre-Commercial Activities" shall mean activities with a Person regarding
       -------------------------
      an item, where such activity does not involve the sale or field testing of the item.

1.28. "Products" shall mean the XONON Module, the XONON Components, and/or the
       --------
      XONON Combustion System.

1.29. "Program Schedule and Milestones" shall mean the schedule for the
       -------------------------------
      development milestones (GE "Tollgates")leading up to and including the first gas turbine firing date at a customer site for each Market Segment as set forth in Exhibit A which is attached to this Agreement.

1.30. "7E Market Segment" shall mean the worldwide market for the Products for
       -----------------
      GE Frame 7E Gas Turbines.

1.31. "7F Market Segment" shall mean the worldwide market for the Products for
       -----------------
      GE Frame 7F Gas Turbines.

1.32. "Syntroleum" shall mean Syntroleum Corporation.
       ----------

1.33. "Syntroleum Market Segment" shall mean the worldwide market for the
       -------------------------
      Products where the Products will be incorporated into a gas turbine (including, but not limited to, GE's Frame 7E and Frame 7F Gas Turbines) utilized in the Syntroleum Mod-2 Process.

1.34. "Syntroleum Mod-2 Process" shall mean Syntroleum's process for conversion
       ------------------------
      of gaseous hydrocarbons to liquids using an auto thermal reformer in combination with a Fischer-Tropsch reactor wherein a gas turbine incorporating a XONON

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      Combustion System, having the capability to operate on natural gas on process start up and on low Btu tail gas from the Fischer-Tropsch reactor after process start up, is employed.

1.35. "Target Funding Amount" shall mean, for each Market Segment, the amount
       ---------------------
      that the parties must raise, either from Third Parties or expended by GE (totaling up to the Maximum GE Required Expenditure), in order to fund the Technology Development Phase expenses with respect to such Market Segment, as estimated in the Yearly Development Budgets for each Market Segment.

1.36. "Technical Information" shall mean all technical information, know-how,
       ---------------------
      manufacturing techniques, software and other copyrightable works, engineering and other data, drawings, material and process specifications, whether patented or unpatented, whether in written, printed, oral or other form, relating to, in the case of GE, heavy duty industrial gas turbines, and, in the case of CCSI, the XONON Combustion System.

1.37. "Technology" shall mean Patents and Technical Information.
       ----------

1.38. "Technology Development Phase" shall mean the first phase of the
       ----------------------------
      Commercialization Program, during which the parties shall cooperate in the development of the Products in accordance with the Development Workplan, as more particularly described in Article 3 below.

1.39. "Third Party" shall mean any Person other than CCSI, GE and their
       -----------
      respective Affiliates.

1.40. "Yearly Development Budget(s)" shall mean the budgets prepared by the
       ----------------------------
      Management Committee and approved by the parties, concurrent with the Development Workplan or updates thereof, pursuant to the provisions of
      Section 3.1.1 below for each year during the term of the Technology Development Phase, as the same may be modified pursuant to the provisions of Section 5.1.3 below. The Yearly Development Budgets shall be approved on or before each December 15 for the following year (except that the Yearly Development Budget for calendar year 1999 shall include any expenditures during 1998).

1.41. "XONON Combustion System" shall mean the XONON Module and XONON
       -----------------------
      Components.

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1.42. "XONON Components" shall mean the fuel/air mixer package, the preburner,
       ----------------
      and other elements supplied by CCSI to be agreed upon by the Parties, such as combustor hardware components, which are necessary combustion system modifications to enable optimum operation of the XONON Module.

1.43. "XONON Control Algorithm(s)" shall mean the logic developed by or on
       --------------------------
      behalf of CCSI (outside of the scope of work done pursuant to the Agreement) as of the Effective Date hereof to provide necessary control of the start up, operation, management and protection of the XONON Combustion System or XONON Module in a Gas Turbine.

1.44. "XONON Module" shall mean the CCSI catalyst structure as used in Gas
       ------------
      Turbines, including its container and supporting structure for fixing the catalyst structure in the container, and replacement XONON Modules.

                              ARTICLE 2
                              ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

2.1.  Representations and Warranties. Each party hereby represents and warrants
      ------------------------------
      to the other Party except to the extent that a deviation from a representation or warranty would not have a material adverse effect on the properties, business, financial, technological or other condition of such party and would not materially adversely affect such party's ability to perform its obligations under this Agreement, as follows:

      2.1.1  Corporate Existence and Power. Such party (a) is a corporation duly
             -----------------------------
             organized, validly existing and in good standing under the laws of the state in which it is incorporated; (b) has the corporate power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted and (c) is in compliance with all requirements of applicable law.

      2.1.2  Authorization and Enforcement of Obligations. Such party (a) has
             --------------------------------------------
             the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on

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             behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

      2.1.3  Consents. All necessary consents, approvals and authorizations of
             --------
             all governmental authorities and other Persons required to be obtained by such party in connection with this Agreement have been obtained.

      2.1.4  No Conflict. The execution and delivery of this Agreement and the
             -----------
             performance of such party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not conflict with, or constitute a default under, any contractual obligation of such party.

2.2.  Representations and Warranties of CCSI. CCSI hereby represents and
      --------------------------------------
      warrants to GE, as of the Effective Date, except to the extent that a deviation from a representation or warranty would not materially adversely affect either party's ability to perform its obligations under this Agreement, as follows:

      2.2.1 CCSI is the owner or co-owner of record of all patents, copyrights, trademarks, service marks, logos, slogans, and trade names (collectively, "Intellectual Property") for which registrations have been issued to CCSI by the United States Patent and Trademark Office or any similar office of a foreign country with respect to the CCSI Intellectual Property.

      2.2.2 CCSI (i) owns on an exclusive basis, or has the exclusive right to use, all of the Products and the Technology relating to the Products necessary to perform its obligations under this Agreement, and (ii) has the exclusive right to sell and commercialize, and license the sale and commercialization of, the Products to the extent required to perform its obligations under this Agreement, in each case without any limitations or restrictions of any kind, and without known conflict or asserted conflict with intellectual property rights of others.

      2.2.3 Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict in any way with, result in a breach of, constitute a default under, or create in any party the right to terminate, modify or cancel any agreement, contract, license, instrument or other arrangement relating to the CCSI Intellectual Property.

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      2.2.4  CCSI has sufficient rights under the CCSI Intellectual Property to permit CCSI to perform its obligations under the Agreement.

      2.2.5 CCSI has not given or received any notice of any pending conflict with, or infringement of, the rights of others with respect to any CCSI Intellectual Property or with respect to any license of CCSI Intellectual Property under which CCSI is licensor or licensee.

      2.2.6 There are no pending causes of action, claims, actions, suits, judgments, orders, decrees, rulings, charges, hearings or investigations involving CCSI or the CCSI Intellectual Property (collectively, "Legal Proceedings") or threatened Legal Proceedings of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or any arbitrator which could impair CCSI's ability to perform its obligations under this Agreement. There are no interference, opposition or cancellation proceedings or infringement suits pending, or to the knowledge of CCSI, threatened with respect to the CCSI Intellectual Property. CCSI is not subject to any judgment, order, writ, injunction or decree of any governmental authority, and has not entered into or become a party to any contract, which restricts or impairs its use of the CCSI Intellectual Property or right to sell or commercialize, and license the sale and commercialization of, the Products, as contemplate by the Agreement.

      2.2.7 CCSI has not entered into any consent or settlement agreement with respect to any CCSI Intellectual Property and no claim has been asserted and, to CCSI's knowledge, no claim is threatened or contemplated by any person with respect to the validity of, or CCSI' s ownership of or right to use, the CCSI Intellectual Property, or any of the Patents relating to the CCSI Intellectual Property.

      2.2.8 CCSI has complied with its contractual obligations relating to the protection of the CCSI Intellectual Property used pursuant to licenses whereby CCSI has licensed CCSI Intellectual Property or portions thereof to or from Third Parties.

      2.2.9 None of the licenses or other rights granted by, contemplated to be granted by, or claimed to have been granted by CCSI to any person or entity conflict in any way with the licenses and other rights granted by

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             CCSI to GE under the terms of this Agreement and the performance by
             CCSI of the transactions contemplated by this Agreement.

      2.2.10 CCSI has delivered to its legal counsel, Wilson Sonsini Goodrich & Rosati ("CCSI Counsel"), true and correct copies of all the agreements of CCSI which relate to the CCSI Intellectual Property, and redacted versions of such agreements are attached as exhibits to the copy of CCSI Counsel's legal opinion of even date herewith delivered to counsel for GE (provided that such redacted versions shall not be delivered to GE).

      2.2.11 Upon execution, this Agreement will be enforceable against CCSI in accordance with its terms.

                                   ARTICLE 3
                                   ---------

                           COMMERCIALIZATION PROGRAM
                           -------------------------

3.1.  Technology Development Phase. The first phase of the Commercialization
      ----------------------------
      Program shall be the Technology Development Phase, during which GE and CCSI will pursue the technological development of the Products so as to enable their Commercialization. GE and CCSI will conduct their respective development efforts in accordance with the Program Schedule and Milestones attached hereto as Exhibit A, the Development Workplan and the Yearly Development Budgets approved by the Management Committee, as such Development Workplan and Yearly Development Budgets may be modified by the Management Committee under Section 5.1.3 below.

      3.1.1  Preparation of Yearly Development Budgets and Development
             ---------------------------------------------------------
             Workplans. Within sixty (60) days from the Effective Date and each
             ---------
             October 1 thereafter during the Technology Development Phase, the Management Committee shall jointly prepare the Yearly Development Budget and Development Workplan for the next calendar year. CCSI and GE shall approve such Yearly Development Budget and Development Workplan with such changes as CCSI and GE mutually deem necessary, prior to December 15, 1999 and each December 15 thereafter.

      3.1.2  Technology Development Phase Activities. Consistent with the
             ---------------------------------------
             Development Workplan, the Yearly Development Budgets, and any directives issued by the Management Committee:

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               3.2.1.1.  Conduct of Commercialization Program Activities. CCSI
                         -----------------------------------------------
                         and GE each shall conduct the Commercialization Program in a sound scientific manner, and in compliance in all material respects with all requirements of applicable laws and regulations and all applicable good research and manufacturing practices to attempt to achieve the Development Workplan objectives efficiently and expeditiously. CCSI and GE each shall proceed diligently with the work set out in the Development Workplan by using their respective good faith efforts to provide, among others, the following resources: (a) allocation of sufficient time, effort, equipment and facilities to the Commercialization Program as each reasonably believes is necessary carry out its obligations under the Development Workplan and to accomplish the objectives thereof; and (b) use of personnel with sufficient skills and experience as are required to carry out its obligations under the Development Workplan and to accomplish the objectives thereof.

               3.2.1.2.  Subcontracts. CCSI and GE each may subcontract portions
                         ------------
                         of the Commercialization Program to be performed by it in the normal course of its business without the prior consent of the other; provided, however, that every subcontracted party shall enter into a confidentiality agreement with the subcontracting party in accordance with Article 10 below and each party shall be fully responsible for any activities of its subcontractors under this Agreement.

     3.1.3     Project Leaders. CCSI and GE each shall appoint a person (a
               ---------------
               "Project Leader") to coordinate its part of the Commercialization Program. The Project Leaders shall be the primary contacts between the parties with respect to the Commercialization Program. Each party shall notify the other within thirty (30) days after the date of this Agreement of the appointment of its Project Leader and shall notify the other party as soon as practicable upon changing this appointment. A Project Leader may be, but shall not be required to be, a member of the Management Committee.

     3.1.4     Availability of Employees. Each party shall make its employees
               -------------------------
               and relevant reports of nonemployee consultants available, upon reasonable notice during normal business hours, at each party's respective places of employment to consult with the other party on issues arising during the

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               Commercialization Program and in connection with any request from any regulatory agency, including regulatory, scientific, and technical testing issues.

       3.1.5   Quarterly Reports. GE and CCSI each shall keep the other informed
               -----------------
               of the progress of such party's research and development activities under the Development Workplan during the Technology Development Phase. Within thirty (30) days following the end of each quarter during the term of the Commercialization Program, GE and CCSI shall each prepare, and provide to the Management Committee, a written summary report which shall describe the development activities performed for by such party during such quarter. In addition, each party shall respond informally to any reasonable inquiry from the other party as to such progress and any other matters relevant to the Commercialization Program.

3.2.   Commercialization Phase. The second phase of the Commercialization
       -----------------------
       Program shall be the Commercialization Phase, during which GE and CCSI will jointly pursue the Commercialization of the Products as developed during the Technology Development Phase. GE and CCSI will conduct their respective efforts in accordance with the Commercialization Plan attached hereto as Exhibit B, as such Commercialization Plan may be modified by the Management Committee under Section 5.1.3 below, Article 7, and any other relevant terms of this Agreement.

                              ARTICLE 4
                              ---------

                  FUNDING OF THE TECHNOLOGY DEVELOPMENT PHASE
                  -------------------------------------------

4.1.   Joint Efforts to Obtain Funding. GE and CCSI shall use best efforts to
       -------------------------------
       obtain, with respect to each Market Segment, funding from Third Parties equal to or greater than the Target Funding Amount established in the Yearly Development Budgets. GE shall determine from which Third Parties such funding shall be accepted, and upon what terms; provided any material adverse impact on CCSI is agreed to in advance by CCSI.

4.2.   GE Required Expenditures. If the parties are unable to obtain, with
       ------------------------
       respect to any Market Segment, funding equal to or greater than the Target Funding Amount for such Market Segment on or before the date set forth in the applicable Yearly Development Budget, then GE will fund the Development Workplan in an amount equal to the difference between the Target Funding Amount and the funding

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                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

     actually obtained from Third Parties, not to exceed the following amounts (each, a "Maximum GE Required Expenditure") with respect to each Market
     Segment:

     Market Segment                       Maximum GE Required Expenditure
     --------------                       -------------------------------
     7E Market Segment                    $2,000,000 in any 12-month period,
                                          each such 12 month period starting on
                                          the annual anniversary of the
                                          Effective Date, not to exceed
                                          $4,000,000 in the aggregate over the
                                          term of this Agreement.

     7F Market Segment                    $1,000,000 in any 12 month period,
                                          each such 12 month period starting on
                                          the annual anniversary of the
                                          Effective Date, not to exceed
                                          $2,000,000 in the aggregate over the
                                          term of this Agreement.

     Syntroleum Market Segment            GE shall have no obligation to expend
                                          funds to make up any shortfall in
                                          funding with respect to the Syntroleum
                                          Market Segment.

4.3. Failure to Obtain Target Funding. In the event the aggregate amount raised
     --------------------------------
     by the parties from Third Parties and expended by GE pursuant to Sections
     4.1 and 4.2 above with respect to any Market Segment is less than the Target Funding Amount for such Market Segment, then the Parties shall consider, in good faith, alternative funding arrangements which would provide an equitable sharing of risks and benefits in view of any Development Cost overruns, and shall in good faith pursue such alternative funding. In the event the parties are unable to obtain or agree on alternative funding, then each will have its termination rights under
     Section 13.2 below.

     In the event of a funding shortfall with respect to the Syntroleum Market Segment, in addition to triggering termination rights under Section 13.2 below, the exclusive license under CCSI Technology granted to GE in Section
     6.2.1 below shall become non-exclusive with respect to the Syntroleum Market Segment only.

4.4. Funding Contributions by Customers of GE. The parties acknowledge that the
     ----------------------------------------
     ability of the parties to obtain Commercialization Program funding from customers of GE stems from the existing relationship between such customers and GE and such customers' confidence in GE's ability to successfully pursue the

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

     Commercialization Program. Accordingly, any funding obtained from customers of GE shall be deemed to be funding provided by GE (except that such customer funding shall not be counted toward the Maximum GE Required Contribution), and shall constitute a material part of the consideration being provided by GE for the performance of CCSI's obligations under this Agreement.

                              ARTICLE 5
                              ---------

                  MANAGEMENT OF THE COMMERCIALIZATION PROGRAM
                  -------------------------------------------

5.1. Management Committee.
     --------------------

     5.1.1  Composition of the Management Committee.  The Commercialization
            ---------------------------------------
            Program shall be conducted under the direction of the Management Committee composed of two (2) named representatives of CCSI and two
            (2) named representatives of GE. The CCSI representatives to the Management Committee shall consist of the CCSI Project Leader and a Vice President of CCSI. The GE representatives to the Management Committee shall consist of the GE Project Leader and a General Manager of GE. Each party shall appoint its respective representatives to the Management Committee from time to time, and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other party of such change, provided the replacements hold positions with the parties which are consistent with the functional roles set forth above.

     5.1.2  Meetings.  The Management Committee shall meet at least semiannually
            --------
            during the term of this Agreement, on such dates and at such times and places as agreed to by CCSI and GE, alternating between Mountain View, California and Schenectady, New York, or such other locations as the parties shall agree.

     5.1.3  Committee Responsibilities.  The Management Committee is responsible
            --------------------------
            for ensuring efficient and effective management of the Commercialization Program, including the establishment and approval of the Development Workplan, the Yearly Development Budgets and the Commercialization Plan. Any approval, determination or other action agreed to by a majority of the members of the Management Committee shall be the approval, determination or other action of the Management Committee.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

5.2.   Disagreements: Executive Committee. Within thirty (30) days after any
       ----------------------------------
       acknowledged deadlock, all disagreements within the Management Committee shall be submitted to the Executive Committee for resolution. GE's representative to the Executive Committee shall be a functional vice president. CCSI's representative to the Executive Committee shall be the President of CCSI. Each party shall appoint its respective representatives to the Executive Committee from time to time, and may substitute its representatives, in its sole discretion, effective upon notice to the other party of such change, provided the replacement holds a position and title with the replacing party which is consistent with the functional role set forth above.

5.3.   Management Committee Reports. Within thirty (30) days following each
       ----------------------------
       Management Committee meeting during the term of this Agreement, the Management Committee shall prepare and provide minutes to each party which shall include a reasonably detailed written summary report describing collaboration activities and plans as well as any committee decisions.

5.4.   Day-to-Day Control.  Each party shall have day-to-day control over its
       ------------------
       development and Commercialization activities, subject to compliance with the Development Workplan and the Commercialization Plan.

                              ARTICLE 6
                              ---------

                  CONTRIBUTION OF TECHNOLOGY AND LICENSE RIGHTS
                  ---------------------------------------------

6.1.   Technology Transfer.  Promptly following the Effective Date and
       -------------------
       thereafter as such information becomes available, GE and CCSI each shall disclose to the other party all Technical Information in its possession that is relevant to the Commercialization Program, to the extent deemed necessary by the disclosing party, in its reasonable discretion, to enable the other party to perform its obligations and to conduct its activities contemplated by this Agreement.

6.2.   Licenses.
       --------

       6.2.1  License Under CCSI Technology.  As partial consideration for GE's
              -----------------------------
              contribution to the Commercialization Program, CCSI hereby grants to GE for the term of this Agreement a paid up, worldwide license under all CCSI Technology:

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

               (a) to purchase the Products from CCSI for application to Gas Turbines and the Syntroleum Mod-2 Process, and

               (b) To use, sell and offer to sell the Products for Gas Turbines and the Syntroleum Mod-2 Process.

               The license granted in this Section 6.2.1 shall be exclusive during the Incentive Term and subject to (i) CCSI's reservation, during the Incentive Term, of the right and license under the CCSI Technology only to conduct Pre-Commercial Activities with Third Parties relating to catalytic combustion equipment for Third Party Gas Turbines, and (ii) with respect to exclusivity, GE purchasing all of its requirements for heavy duty gas turbines for catalytic combustion systems (as used in this Agreement, the term "catalytic combustion system" means a gas turbine combustion system that employs a catalyst upstream of the turbine inlet and integrated with the combustion process and shall not include SCR, SNCR, SCONOx or other catalytic devices employed in pollution clean-up) from CCSI during the term of any license rights granted under this Section 6.2.1 (otherwise, GE's license rights shall be non-exclusive).

     6.2.2 Upon the expiration of the Incentive Term relating to Gas Turbines, the exclusive license granted in Section 6.2.1 shall be limited to GE-designed Gas Turbines so that CCSI can thereafter, itself or through its licensees, sell and offer to sell the Products to Third Parties for non GE-designed Gas Turbine applications under the CCSI Technology.

               Furthermore, and in the alternative, GE may, in its sole discretion (after giving due regard to CCSI's concerns), elect to terminate the Incentive Term prior to its expiration date by written notice to CCSI setting forth such expiration date, and in such event, the length of the Additional Period shall be increased on an equivalent basis to compensate GE for any such reduction in the Incentive Term (such that the Additional Period shall commence on the date of termination of the Incentive Term and expire on the same date it would have expired if the Incentive Term (including any modifications pursuant to Sections 7.3, 7.4 and 7.5) had not been terminated early). In addition, in a timely fashion after the Effective Date, or from time to time thereafter as appropriate, CCSI and GE shall consider in good faith other modifications of the Incentive Term, including elimination of all or any part of the Incentive Term in exchange for appropriate compensating expansions of the Additional Term and a

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                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

            reconsideration of the continuing existence or structure of Section
            8.1 hereof.

            As partial consideration for the rights being granted back to CCSI under this Section 6.2.2, GE shall receive either (a) a fixed payment in an amount to be mutually agreed upon by CCSI and GE or
            (b) the right during the Additional Period to purchase the Products from CCSI or its licensees [*]. CCSI shall, at its sole option, elect which consideration GE shall receive, either (a) or (b) specified above, at least 60 days prior to the end of the Incentive Term and, if CCSI elects option (a) and the parties agree on the amount of the payment, shall pay GE the mutually agreed upon amount in full by wire transfer upon the expiration of the Incentive Term; otherwise, CCSI shall elect option (b). The grant back of rights to CCSI shall not be effective until payment under option (a) is received by GE or until CCSI notifies GE in writing that it elects to compensate GE under option (b) set forth in this Section 6.2.2.

     6.2.3  License Under XONON Trademark.  CCSI hereby grants to GE for the
            -----------------------------
            term of this Agreement, a royalty-free, non-exclusive, worldwide license under CCSI's XONON trademark for GE's marketing and sales activities related to the Products. In this regard, GE agrees to market the XONON Modules and/or XONON Components under CCSI's XONON trademark. This agreement on the part of GE to use the XONON trademark does not require GE to use the trademark directly on any gas turbine. In connection with this trademark license, GE agrees that it will submit samples of all XONON trademark usage to CCSI for approval prior to use in GE advertising, promotion and/or sales activities and that GE will promptly discontinue any usage of the XONON trademark which CCSI specifically objects to and so informs GE in writing in a timely manner.

     6.2.4  License for XONON Control Algorithms. CCSI hereby grants to GE for
            ------------------------------------
            the term of this Agreement, a non-exclusive, royalty-bearing worldwide license (with rights to sub-license) to copy, have copied, use, sublicense and offer to sub-license the XONON Control Algorithm(s) for use with the Products applied to Gas Turbines (including any gas turbines employed in the Syntroleum Market Segment), at a royalty of [*] for a paid up license for each gas turbine sold incorporating a XONON Control Algorithm, not to exceed total royalty payments of [*] for a fully paid up, irrevocable, perpetual worldwide license (with right to sublicense) for the XONON Algorithms.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

       6.2.5  License for Sale of GE Components.  CCSI hereby grants to GE for
              ---------------------------------
              the term of this Agreement, a non-exclusive, worldwide license to make, have made, use, and sell and offer to sell GE Components employing or otherwise based upon CCSI Background Technology for incorporation into GE gas turbines and GE shall pay CCSI a royalty of [*] per MW (ISO natural gas rating) for each gas turbine sold by GE incorporating a XONON module and GE Components irrespective of whether CCSI Background Technology is actually used in such GE Components, [*] for any individual gas turbine and a fully paid-up irrevocable, perpetual worldwide license with a [*] for such license. In connection with such license, CCSI shall provide to GE any and all CCSI Background Technology in CCSI's possession relevant to and useful in the design, manufacture and use of GE Components, including, without limitation, the following: (i) Computational Fluid Dynamics (CFD) models for analyzing and designing aerodynamic mixers and preburners, flow fields and flow paths to preclude recirculation zones; (ii) performance test data on fuel/air mixers and preburners; (iii) fuel/air mixers and preburner designs; and (iv) technical information, art, knowledge and training to use CCSI Background Technology.

6.3.   GE Audit Rights.  In the event CCSI elects to compensate GE under option
       ---------------
       (b) set forth in paragraph 6.2.2 (that is by giving GE the right during the Additional Period to purchase Product [*], which shall hereinafter be referred to as [*]), then CCSI shall use its best efforts to keep books and records accurately showing all CCSI pricing of Products to [*] during the term of this Agreement. Such books and records shall be subject to inspection by an independent auditor acceptable to CCSI at reasonable times, but not more frequently than once every twelve months, for the purpose of verifying the accuracy of [*] under the aforesaid Section
       6.2.2. The fees and expenses of the auditor performing such an examination shall be borne by GE. These books and records shall be preserved for at least two (2) years from the date [*] to which they pertain. Further, if the independent audit reveals to GE that CCSI has not given GE [*] for any Products, as required in Section 6.2.2 then CCSI shall promptly (within thirty (30) days) after receipt of written notice from GE of the Shortfall ("Shortfall" being defined as the sum of the difference between the prices actually paid by GE and [*] in question) either a) refund to GE the Shortfall plus [*] of such Shortfall as a penalty (at GE's option, either as a credit against future Product sales or as a cash payment) or, b) if CCSI in good faith disagrees with the independent auditor's report, immediately request binding arbitration solely on the issue of the correctness of the Shortfall

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

       amount as reported by GE's independent auditor. Within thirty (30) days after any written request by CCSI for arbitration on the Shortfall issue, CCSI and GE shall agree on an independent expert arbitrator to review all of the relevant evidence including the GE auditor's report and render a decision on the correctness of the Shortfall reported by the independent auditor. The site of arbitration shall be New York, NY, unless otherwise agreed. Both parties shall use all reasonable efforts to select the independent arbitrator and complete the arbitration within sixty (60) days after GE's written notice of the Shortfall as set forth above. The decision of the independent expert arbitrator shall be final and binding, and the party found to be in error shall pay all of the costs of the independent arbitrator in reaching his/her decision. In the event CCSI is found to be in error and CCSI does not immediately compensate GE for the Shortfall as set forth above, or if CCSI does not immediately pay GE in cases where CCSI does not dispute the Shortfall amount, GE shall have the immediate right to terminate for cause as set forth in Sections 13.1 and
       13.4 below for CCSI failure to pay any Shortfall amounts.

                                   ARTICLE 7
                                   ---------

                               COMMERCIALIZATION
                               -----------------

The Commercialization of the Products shall be subject to the Commercialization Plan attached hereto as Exhibit B and the provisions of this Article 7.

7.1.   Supply Agreement.  During the Incentive Term and during the Additional
       ----------------
       Period provided in this Article 7, CCSI shall supply all of GE's requirements for the Products for incorporation into Gas Turbines, provided that CCSI can meet GE's quality, quantity and schedule requirements, pursuant to the Purchase Terms and Conditions set forth in Exhibit C. During this period, GE reserves the right to engage in Pre-commercial Activities with Third Parties regarding catalytic combustion systems for use on any GE gas turbine, provided CCSI shall have the right to treat any purchase or accepted written offer to purchase by GE of catalytic combustion systems for heavy duty gas turbines from a Third Party or other obtaining by GE, through license or otherwise, of catalytic combustion systems for such heavy duty gas turbines during the Incentive Term, as a material breach of this Agreement, triggering CCSI's rights under Sections 8.1, 13.1.3 and 13.3 hereof.

7.2.   Purchase Terms.  All GE purchases from CCSI of the Products shall be
       --------------
       subject to the Purchase Terms and Conditions as set forth on Exhibit C.

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                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

       7.2.1 During the Incentive Term, such purchases will be subject to "value pricing", meaning that the Products shall be priced so that CCSI receives an equitable share of the value, based on market advantages offered by the Products, which GE is able to obtain in pricing Gas Turbines incorporating the Products, in a pricing strategy which takes into account the price of competing technologies such as DLN and SCR. If the parties cannot agree on a price for GE's purchase of the Products using the above value pricing approach, CCSI shall have the option of setting a sales price which incorporates a value price which GE may accept or reject. In all cases, GE shall retain the right to establish, in its sole discretion, the prices of its products, including products incorporating the Products.

       7.2.2 In any event and as further consideration for GE's contribution to the Commercialization Program, to the extent GE procures all of its requirements for Gas Turbine catalytic combustion systems from CCSI, [*]

       7.2.3 To assist CCSI in planning its manufacturing activities, GE shall promptly provide CCSI with its best estimate of its requirements for goods over the next annualized or consecutive twelve (12) month period broken down by one (1) month periods. Further GE shall update this twelve (12) month estimate on a calendar quarter basis, such that CCSI receives a revised estimate of GE's requirements for the goods for the next four (4) calendar quarters. If GE places any firm orders which exceeds by more than fifty percent (50%) the rolling twelve (12) month estimates, CCSI shall use all reasonable efforts to fill such order but shall not be in breach for failure to do so unless GE gives CCSI at least six months written notice of the revised estimate.

       7.2.4 For the purposes of Article 7 of Exhibit C, Terms & Conditions of Purchase, GE and CCSI shall agree upon CCSI's process and control system and such agreed upon system shall be deemed acceptable to GE for purposes of Article 7 of Exhibit C, Terms & Conditions of Purchase.

7.3.   Extension of the Incentive Term - Year 2003 Deliveries. If, on or before
       ------------------------------------------------------
       January 1, 2002, GE commits in writing to purchase XONON Modules for delivery in calendar year 2003 in the following quantities, the Incentive Term for Gas Turbines only shall be extended as follows:

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

     (a) A commitment to purchase XONON Modules for at least twenty-five percent (25%) of the Gas Turbines shipped by GE during calendar year 2003 having firing temperatures in excess of 2300(degree)F (excluding Gas Turbines shipped during such time period for which the customers do not require a Selective Catalytic Reduction Unit (SCR) or equivalent NOx control systems) shall result in an extension of the Incentive Term through December 31, 2004.

     (b)  A commitment to purchase XONON Modules for either:

          (1) at least fifty percent (50%) of the Gas Turbines shipped by GE during calendar year 2003 having firing temperatures in excess of 2300(degree)F (excluding Gas Turbines shipped during such period for which the customers do not require SCR or equivalent NOx control systems); or

          (2) at least fifty percent (50%) of all Gas Turbines shipped by GE during calendar year 2003; shall result in an extension of the Incentive Term through December 31, 2005.

     7.4. Extension of the Incentive Term - Year 2002 Deliveries. If GE commits
          ------------------------------------------------------
          in writing on or before January 1, 2002 to purchase XONON Modules for delivery in calendar year 2002 for ten percent (10%) of the Gas Turbines shipped by GE during the calendar year 2002 having firing temperatures in excess of 2300(degree)F (excluding Gas Turbines shipped for which the customers do not require SCR or equivalent NOx control systems), or six (6) such Gas Turbines (whichever is greater), then the Incentive Term shall be extended by one (1) year, over and above any extension provided for in Section 7.3 above.

     7.5. Reduction of Incentive Term. If GE fails, through no fault of CCSI, to
          ---------------------------
          meet the target dates for first Gas Turbine firings as set forth in the Commercialization Plan attached hereto as Exhibit B, then the Incentive Term for each Market Segment (excluding the Syntroleum Market Segment, if funding from Syntroleum or other Third Party funding to fully fund the Syntroleum Program cannot be obtained in timely fashion) shall be reduced as follows:

          Delay in Meeting Target Dates:       Reduction in the Incentive Term:
          -----------------------------        -------------------------------
          0-3 months                           no reduction
          4-6 months                           1 year reduction
          7-11 months                          2 year reduction

                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


         more than 12 months                loss of any remaining Incentive Term

         On the other hand, if the target dates for first Gas Turbine firings are not met because of CCSI's fault, or if CCSI is unable to commit to the deliveries contemplated by Sections 7.3 and 7.4 in quantities that would extend the Incentive Term due to XONON Module technical, quality or delivery reasons, then GE and CCSI will consider in good faith a revised schedule for extension of the Incentive Term that would provide GE with the benefits contemplated in Sections 7.3 and 7.4.

7.6.     Purchase of Products for Application to Smaller Turbines. As further
         --------------------------------------------------------
         consideration for GE's contribution to the Commercialization Program, GE shall have the right to purchase from CCSI, on a non-exclusive basis (but exclusive as to GE designed gas turbines), Products for application to GE designed and manufactured gas turbines in the 2 to 70MW size range, and to use, sell and offer to sell Products for such applications, subject to reasonable purchase terms and conditions to be negotiated at the time, but in any event at [*].

7.7.     Alternative Products Source. If CCSI is unable to consistently meet
         ---------------------------
         GE's requirements for Products from a quality, quantity or delivery standpoint, CCSI shall promptly establish a second source of supply (as a vendor to CCSI) with a Third Party manufacturer designated by CCSI and approved by GE (which approval shall not be unreasonably withheld), solely for the purpose of satisfying CCSI's obligations to supply Products to GE under this Agreement.

                                   ARTICLE 8
                                   ---------

                                   ROYALTIES
                                   ---------

8.1.     Royalties Upon Certain Terminations. In the event of a termination of
         -----------------------------------
         this Agreement by CCSI under Section 13.1, or 13.2 subparagraph
         b)including, in each case, any termination by individual Market Segment under Section 13.6, and subject to any surviving terms of this Agreement, if GE elects thereafter to continue to sell and offer to sell Products to new customers, with respect to any such Market Segment, then CCSI shall grant to GE a non-exclusive, royalty-bearing, irrevocable, worldwide license under CCSI's Commercialization Program Technology, CCSI's Background Technology and XONON Control Algorithms to sell and offer to sell Products and sublicense XONON Control Algorithms, and GE shall pay to CCSI fees and royalties with respect to such Market Segment, payable in the form of (a) a one-time fee in the amount set forth below, payable

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                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         upon the first sale of a gas turbine incorporating such Product in such Market Segment; and (b) a royalty in the amount set forth below for each subsequent sale of a gas turbine incorporating such Product [*].

         Market Segment        [*]     One-Time Fee      Royalty Per Sale
         --------------        ---     ------------      ----------------
         7F                    [*]          [*]                 [*]
         7E                    [*]          [*]                 [*]
         Syntroleum            [*]          [*]                 [*]

8.2.     Royalties on XONON Control Algorithms. If GE sublicenses the XONON
         -------------------------------------
         Control Algorithms in connection with its sales of Gas Turbines incorporating the Products, then GE shall pay to CCSI the royalty provided in Section 6.2.4.

8.3.     Royalties on Sale of GE Components Employing CCSI Technology. If GE
         ------------------------------------------------------------
         sells or leases GE gas turbines incorporating a XONON Module and GE Components, GE shall pay to CCSI the royalty provided in Section 6.2.5.

8.4.     Royalty Accrual. For purposes of royalty payments hereunder, GE Gas
         ---------------
         Turbines or GE Components shall be considered sold when title is transferred to a Third Party, or upon lease execution if leased to a Third Party.

8.5.     Royalty Payment. Any and all royalties accruing to CCSI under this
         ---------------
         Agreement, shall be paid by GE within forty-five (45) days following the end of each quarter year period of the calendar year during which the royalties have accrued. In this regard, all monies due as royalty payments under this Agreement shall be payable in the United States funds collectible at par in San Francisco, California.

8.6.     Royalty Accounting. GE shall within forty-five (45) days after the end
         ------------------
         of each quarter year during which royalties are due under this Agreement forward to CCSI a written statement showing the quantities of royalty bearing GE Gas Turbine(s) or GE Components which have been sold (in U.S. dollars) during each quarter year of this Agreement and a computation of royalties payable thereon and shall accompany each statement by payment of the amount due. If no sales of such royalty bearing Gas Turbines or Component has been made during any reporting period, a statement to this effect shall be required.

8.7.     Royalty Records & Audits. GE shall use its best efforts to keep books
         ------------------------
         and records accurately showing all GE gas turbines and/or GE Components sold or leased by it and subject to royalties under the terms of this Agreement. Such books and

                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         records shall be open to inspection by an independent auditor acceptable to GE at reasonable times, but not more frequently than once every twelve months, for the purpose of verifying the accuracy of the quarterly reports and the royalties due. The fees and expenses of the auditor performing such an examination shall be borne by CCSI. These books and records shall be preserved for at least two (2) years from the date of the royalty payment to which they pertain.

                                   ARTICLE 9
                                   ---------

                            PATENT INFRINGEMENT AND
                     TECHNOLOGY RIGHTS ENFORCEMENT ACTIONS
                     -------------------------------------

9.1.     CCSI Indemnification. CCSI shall indemnify and hold GE, its Affiliates,
         --------------------
         customers and sublicensees harmless, and hereby forever releases and discharges GE, its Affiliates, customers, and sublicensees, from and against all liabilities, damages and expenses, including attorneys' and experts' fees and costs, arising out of any claim of patent or copyright infringement brought by a Third Party because of the manufacture, use or sale of, or offer to sell, any Product supplied by CCSI to GE, its Affiliates, customers or sublicensees, provided such use is in accordance with Product or XONON Control Algorithm specifications and CCSI is notified promptly of receipt of the Third Party claim and CCSI is given full control of any defense against such claim. If as a result of the claim, the use by GE of the Product or XONON Control Algorithm is enjoined, then CCSI shall at its option (i) obtain the appropriate license from the Third Party claimant to enable GE and its customers to continue such Product or XONON Control Algorithm use, (ii) modify the Product or XONON Control Algorithm so that it no longer is infringing, but still satisfies agreed upon performance specifications, or (iii) replace the Product or XONON Control Algorithm with a non-infringing Product or XONON Control Algorithm which satisfies agreed upon performance specifications. In the event CCSI is unable to eliminate the infringement by any of the aforementioned measures, then CCSI and GE shall meet and agree on possible alternatives which, as a last resort, shall include CCSI taking back any infringing Product or XONON Control Algorithm and refunding the purchase price for such Product or XONON Control Algorithm, subject to GE's agreement which shall not be unreasonably withheld.

9.2.     GE Patent Indemnification. GE shall indemnify and hold CCSI and its
         -------------------------
         Affiliates harmless and forever releases and discharges CCSI and its Affiliates from and against all liabilities, damages and expenses, including attorney's and experts fees and costs arising out of any claim of patent infringement brought by a Third Party

                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         because of the manufacture, use or sale of, or offer to sell, any GE Components incorporating Technology licensed by CCSI to GE under
         Section 6.2.5 hereof (other than claims based solely on Products supplied by CCSI) by GE, its Affiliates, customers or sublicensees, provided CCSI notifies GE promptly of receipt of the Third Party claim and GE is given full control of any defense against such claim.

9.3.     Enforcement of Patents and Other Technology Rights.  CCSI shall, at its
         --------------------------------------------------
         sole expense, use its best efforts to enforce CCSIowned Patents and other Technology rights relating to any Products purchased by GE against any infringement of such Patents or unauthorized use or misappropriation of such Technology rights by a Third Party of which CCSI becomes aware. GE shall promptly notify CCSI if GE becomes aware of any such infringement or Technology misappropriation. In the event such action includes the bringing of a suit against such Third Party, GE shall provide such assistance as CCSI shall reasonably request, provided that CCSI shall reimburse GE for all reasonable expenses thereby incurred. All costs and expenses, including attorney's fees of any lawsuit instituted by CCSI shall be born by CCSI. The amount of recovery paid to CCSI shall belong to and be the sole property of CCSI.

                                  ARTICLE 10
                                  ----------

                                CONFIDENTIALITY
                                ---------------

10.1.    Nondisclosure and Use Obligations. Except as otherwise provided in
         ---------------------------------
         this Article 10, during the term of this Agreement and for a period of ten (10) years thereafter, all information of a confidential nature disclosed pursuant to this Agreement by one party to another and, in the case of documents, designated by the disclosing party by an appropriate stemp, marking or legend as being confidential to the disclosing party shall be used by the receiving party only for the purposes of this Agreement and shall be maintained as confidential by the receiving party, using the same safeguards as it uses to protect its own confidential information of a similar character. The receiving party will not publish or disclose to Third Parties any such received information of a confidential nature without the prior express written consent of the disclosing party. The foregoing obligations on use and disclosure of confidential information shall not apply to any information which:

         (a) is shown by objective evidence to be already in the possession of the receiving party at the time of first receipt from the disclosing party; or

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                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         (b) is shown by objective evidence to be developed independently by employees of the receiving party who had not had access to the confidential information; or

         (c) is or becomes part of the public domain without breach of this Agreement by the receiving party; or

         (d) is made available by the disclosing party to a third party without like obligations on disclosure; or

         (e) is rightfully obtained by the receiving party from third person without restriction or breach of this Agreement by the receiving party; or

         (f) in the case of documents, is not designated by an appropriate stamp, marking or legend as being confidential to the disclosing party at the time of disclosure.

         Oral information disclosed by one party to the other shall be confirmed as confidential by a written summary to be submitted by the disclosing party to the receiving party within ten (10) days after the oral transmission thereof. For purposes of this Article 10, information and data described above shall be referred to as "Information".

10.2.    Permitted Disclosures.  To the extent it is reasonably necessary or
         ---------------------
         appropriate to fulfill its obligations or exercise its rights under this Agreement, (a) a party may disclose Information it is otherwise obligated under this Article 10 not to disclose to its directors, officers, employees, attorneys, accountants, consultants and sublicensees, on a need-to-know basis on the condition that such Persons agree to keep the Information confidential for the same time periods and to the same extent as such party is required to keep the Information confidential; (b) a party may disclose Information, described in Section 10.1 above, that it is otherwise obligated under this Article 10 not to disclose to its Affiliates and outside contractors, on a need-to-know basis on the condition that such Persons agree to keep the Information confidential for the same time periods and to the same extent as such party is required to keep the information confidential; and (c) a party may disclose such Information to government or other regulatory authorities to the extent that such disclosure is required by applicable law, regulation or court order, or is reasonably necessary to obtain patents and to commercially market the Products, provided that the disclosing party shall provide written notice to the

                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         other party and sufficient opportunity to object to such disclosure or to request confidential treatment thereof.

10.3.    Terms of this Agreement. CCSI and GE shall not disclose any terms or
         -----------------------
         conditions of this Agreement to any Third Party without the prior consent of the other party, except as required by applicable law.

                                  ARTICLE 11
                                  ----------

                                  PUBLICATION
                                  -----------

11.1.    Notice of Publication.  During the term of this Agreement, CCSI and GE
         ---------------------
         each acknowledge the other party's interest inpublishing certain of its results to obtain recognition within the scientific and investment communities and to advance the state of scientific knowledge. Each party also recognizes the mutual interest in obtaining valid patent protection and protecting business interests. Consequently, either party, its employees or consultants wishing to make a publication (including any oral disclosure made without obligation of confidentiality) relating to work performed by such party as part of the Commercialization Program (the "Publishing Party") shall transmit to the other party (the "Reviewing Party") a copy of the proposed written publication at least forty-five (45) days prior to submission for publication, or an outline of such oral disclosure at least fifteen
         (15) days prior to presentation. The Reviewing Party shall have the right (a) to propose modifications to the publication for patent reasons or to protect or delete proprietary information, and (b) to request a reasonable delay in publication in order to protect patentable or proprietary information.

11.2.    Timing of Publication. If the Reviewing Party requests such a delay,
         ---------------------
         the Publishing Party shall delay submission or presentation of the publication for a period of ninety (90) days to enable patent applications protecting each party's rights in such information to be filed. Upon the expiry of forty-five (45) days, in the case of proposed written disclosures, or fifteen (15) days, in the case of proposed oral disclosures, from transmission to the Reviewing Party, the Publishing Party shall be free to proceed with the written publication or the presentation, respectively, unless the Reviewing Party has requested the delay described above.

11.3.    Disclosure Regarding Agreement. Neither party shall make a press
         ------------------------------
         release or other public disclosure of the fact that this Agreement has been entered into or any details of its terms without the other party's prior consent, unless such disclosure

                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         is required, on the advice of counsel, to comply with any local, state or federal law or regulation, in which case disclosure can be made upon prior written notice to the other party.

                                  ARTICLE 12
                                  ----------

                         TECHNOLOGY AND PATENT RIGHTS
                         ----------------------------

12.1.    Ownership of Background Technology. The entire right, title and
         ----------------------------------
         interest in all Background Technology shall be retained by the party owning it. To the extent a party is granted any right to use Background Technology under this Agreement, the use of such Background Technology shall be limited to the express purposes of this Agreement.

12.2.    Ownership of Commercialization Program Technology.  The entire right,
         -------------------------------------------------
         title and interest in all Commercialization Program Technology (a) conceived by employees or others acting solely on behalf of CCSI or its Affiliates shall be owned solely by CCSI, (b) conceived by employees or others acting solely on behalf of GE or its Affiliates shall be owned solely by GE. Inventions conceived during the term of this Agreement by employees of CCSI and GE, or their respective Affiliates, shall be owned jointly by CCSI and GE based on employees or agents of both parties being named as inventors in accordance with laws of inventorship of the United States (the "Jointly Owned Technology"). Such ownership rights of each party with respect to the Technology are subject to the licenses granted under Article 6 above and this Article
         12. CCSI and GE each hereby represents that all employees performing its obligations under this Agreement shall be obligated under a binding written agreement to assign to it, or as it shall direct, all Technology conceived by such employees.

12.3.    Commercialization Program Technology Cross-Licenses.
         ---------------------------------------------------

         12.3.1   GE License. In the event GE conceives inventions or exchanges
                  ----------
                  Technical modifications to the XONON Module during the period of ten (10) years following the Effective Date of this Agreement and/or if GE conceives, by means of GE employees who had access to CCSI Technology, any invention comprising an improvement or modification to the XONON Module or develops Technology which is derived from CCSI owned Technology, during such period, then GE shall grant to CCSI a non-exclusive royalty-free, perpetual, world-wide, irrevocable license (with unrestricted rights

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                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  to sublicense) to make, have made, use, sell, lease and/or export Products under both the aforesaid Technical Information and any Patents which result from the aforesaid inventions; said non-exclusive license being restricted in field-of-use to Products for gas turbines employing catalytic combustion, other than aircraft gas turbines of the type manufactured by GE Aircraft Engines.

         12.3.2   CCSI License. In the event CCSI conceives inventions or
                  ------------
                  exchanges Technical Information comprising improvements and/or modifications to the XONON Components or GE Components or any other portion of the combustion system (excluding the XONON Module) during the period of ten (10) years following the Effective Date of this Agreement and/or if CCSI conceives, by means of CCSI employees who had access to GE Technology, any invention relating to the aforesaid XONON Components or GE Components or any other portion of the combustion system or develops Technology which is derived from GE owned Technology, during such period, then CCSI shall grant to GE a non-exclusive royalty-free, perpetual, world-wide, irrevocable license (with unrestricted right to sublicense) to make, have, made, use, sell, lease and/or export XONON Components, GE Components, and any other portion of the combustion system (excluding the XONON Module) under both the aforesaid Technical Information and any Patents which result from the aforesaid inventions, said non-exclusive license being restricted in field-of-use to gas turbines employing catalytic combustion.

12.4.    Patent Filing Procedure.  In all cases, the inventing party shall
         -----------------------
         retain the sole right to determine whether or not Patent applications will be filed, and whether Patents and Patent applications will be maintained, on any such inventions which are conceived by its employees. With regard to inventions conceived jointly by both parties during work under this Agreement and Patents arising from such joint inventions which shall be the joint property of GE and CCSI, each party shall be free to utilize the same and to license third parties of its own choosing thereunder without consultation with the other party, and without an accounting or sharing of licensing income thereby received, if any. The parties agree to select mutually acceptable Patent attorneys to file and prosecute Patent applications based on such joint patentable inventions and to share equally the cost of such services and expenses reasonably incurred by such attorneys, including the payment of Patent maintenance fees, and without further compensation, to give such attorneys all reasonable assistance, to cause all necessary papers to be executed and do all things that may reasonably be required to obtain and maintain Patents on such

                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         joint inventions. Each party shall be kept fully advised of the status of the prosecution of each such Patent application and shall be consulted in advance with respect to the advisability of continuing said prosecution in the event of any final rejection, appeal, interference, or the like, and each party may, at any time by ten (10) days' notice to the other party, elect not to continue to pays its share of such services and expenses incurred after the date of said election with respect to any such Patent or Patent application; provided, however, that the party making such election shall, at the time of so notifying the other party, immediately assign to the other party all rights to the Patent or Patent application with respect to which the election is being made. Neither party hereto shall be obligated to make any payments for or on account of proceedings before any court or any other tribunal or agency in connection with the maintenance or assertion of any Patents based on joint inventions.

12.5.    No Other Technology Rights. Except as otherwise provided in this
         --------------------------
         Agreement, under no circumstances shall a party, as a result of this Agreement, obtain any ownership interest or other right in any technology, know-how, patents, pending patent applications or products of the other party, including items owned, controlled or developed by the other, or transferred by the other to such party at any time pursuant to this Agreement.

                                  ARTICLE 13
                                  ----------

                                  TERMINATION
                                  -----------

13.1.    Termination for Cause.  Either party may terminate this Agreement for
         ---------------------
         cause upon the occurrence of any of the following:

         13.1.1 The other party shall (a) seek the liquidation, reorganization, dissolution or winding up of itself (other than dissolution or winding up for the purposes of reconstruction or amalgamation) or the composition or readjustment of all or substantially all of its debts, (b) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or substantially all of its assets, (c) make a general assignment for the benefit of its creditors, (d) commence a voluntary case under the Bankruptcy Code, (e) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts, or (f) adopt any resolution of its Board of Directors or stockholders for the purpose of effecting any of the foregoing; or

                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         13.1.2 A proceeding or case shall be commenced without the application or consent of the other party and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the following shall be entered and continue unstayed in effect, for a period of ninety (90) days from and after the date service of process is effected upon the other party, seeking (a) its liquidation, reorganization, dissolution or winding up, or the composition or readjustment of all or substantially all of its debts, (b) the appointment of a trustee, receiver, custodian, liquidator or the like of itself or of all or substantially all of its assets, or (c) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or readjustment of debts; or

         13.1.3 Except as otherwise provided in Article 15 below, upon or after the breach of any material provision of this Agreement, if the breaching party has not cured such breach within ninety (90) days after notice thereof from the other party, this Agreement shall terminate for cause, at the option of the other party, upon the expiration of such ninety (90) day cure period. Notwithstanding the foregoing, GE shall have the right to terminate this Agreement for cause upon thirty (30) days notice if GE has terminated any three (3) purchase orders due to CCSI material default in performing those purchase orders during any twelve (12) month period.

                 In addition, GE may terminate this Agreement for cause in accordance with Article 16 due to an assignment of this Agreement, or a transfer of control of CCSI, to a Competing Manufacturer.

         13.1.4 In the event that either GE or CCSI elects to terminate this Agreement under the provisions of this Section 13.1 or Section 13.2, the other party shall have the right, within thirty (30) days of receipt of a termination notice, to request binding arbitration on the issue. In such event, CCSI and GE shall agree on an independent arbitrator to review the relevant evidence and render a decision on whether termination is justified under the circumstances. The site of arbitration shall be New York, NY if requested by CCSI and in San Francisco, CA if requested by GE, unless otherwise agreed. Both parties shall use all reasonable efforts to select the independent arbitrator and complete the arbitration within sixty (60) days after the notice of request for arbitration. The decision of the arbitrator shall be final and binding, and the non-prevailing party shall pay all of the costs of the arbitrator. If arbitration is requested hereunder,

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                       CONFIDENTIAL TREATMENT REQUESTED
[*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                 in no event shall any remedies provided in this Agreement and triggered by default under this Section 13.1 be implemented until after the decision of the arbitrator has been rendered.

13.2.    Termination Without Cause. Either party shall have the unilateral right
         -------------------------
         to terminate this Agreement by giving written notice to the other party
         (a) at any time, if the parties are unable, after best efforts, to raise funds from Third Parties within a Market Segment in at least an amount equal to the difference between (i) the Target Funding Amount for such Market Segment, and (ii) the Maximum GE Required Contribution for such Market Segment, excluding the Syntroleum Market Segment, or
         (b) after the end of the Initial Term, upon the terminating party's written notice to the other party of significant technical issues which indicate that the technical objectives of the Commercialization Program are not achievable or cannot be achieved within the timetable established in the Development Workplan or any extension thereof agreed to by the parties; with GE having the right to terminate under (b) above only if the technical issues relate to the XONON Module or XONON Components, and CCSI having the right to terminate under (b) above only if the technical issues relate to the GE Components.

13.3.    Consequences of Termination -- CCSI Not in Default. In the event this
         --------------------------------------------------
         Agreement is terminated by GE under Section 13.2, or by CCSI under
         Section 13.1: (a) CCSI shall have no obligation to make improvements to the XONON Combustion System available to GE beyond those developed in the Commercialization Program prior to such termination; (b) GE's licenses under CCSI Technology pursuant to Section 6.2.1 shall become non-exclusive, (c) GE's right to [*] under Article 6 shall be extinguished, (d) GE's rights to [*], rights to purchase and sole distribution rights under Article 7 shall all terminate, and (e) if GE elects to pursue its options under Section 8.1, GE shall pay CCSI the predetermined royalty or fee as provided therein.

13.4.    Consequences of Termination -- GE Not in Default. In the event this
         ------------------------------------------------
         Agreement is terminated by CCSI under Section 13.2, or by GE under
         Section 13.1: (a) GE's licenses under CCSI Technology pursuant to
         Article 6 shall continue in effect and CCSI shall promptly arrange with GE for a Third Party source of supply (as a vendor to CCSI) of the XONON Combustion System using the procedure set forth in Section 7.7 above which assures GE of a continuing and uninterrupted source of supply for the XONON Modules and/or XONON Components, and (b) GE's rights to [*] under Articles 6 and 7 as well as GE's rights to [*], rights to purchase and sole distribution rights under Article 7 shall all survive such termination.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

         Further, if GE terminates under Section 6.3 above because of failure on the part of CCSI to pay any Shortfall under Section 6.3 which CCSI is obligated to pay under said Section 6.3, CCSI shall immediately set up and license, at CCSI's cost, a Third Party source of Product under the procedure set forth in Section 7.7 above except in this case the Third Party shall be a vendor to GE, provided the Third Party license is limited to manufacture and sale of Products solely to GE at the [*] and not to Third Parties. In the event the Third Party source of supply established above under clause (a) as a vendor to CCSI fails to supply GE with Product in a timely fashion pursuant to this Agreement, then GE shall, upon written notice to CCSI, also have the right to have a Third Party Product vendor to GE established pursuant to the procedure set forth in the preceding sentence.

13.5.    Effect of Termination.  Termination of this Agreement shall not relieve
         ---------------------
         the parties of any obligation accruing prior to such termination. The provisions of Sections 9.1, 9.2 and this 13.5, and Articles 10 [Confidentiality], 11 [Publication], 12 [Technology and Patent Rights] and 14 [Indemnity], in addition to those rights and obligations specifically noted in Section 13.3 or 13.4, to the extent applicable, shall survive the termination of this Agreement. Each party shall bear its own termination costs. There will be no liquidated damages.

13.6.    Termination  by Market  Segment.  Any right to terminate this Agreement
         -------------------------------
         under this Article 13 may, at the election of the party seeking to terminate, be exercised as to one or more individual Market Segments as specified in such party's written notice of termination. In such event, this Agreement shall continue in full force an effect with respect to the remaining Market Segments.

                                  ARTICLE 14
                                  ----------

                                   INDEMNITY
                                    --------

14.1.    Direct Indemnity. Each party shall indemnify and hold the other party,
         ----------------
         its Affiliates and sublicensees harmless, and hereby forever releases and discharges the other party, its Affiliates and sublicensees, from and against all claims demands, liabilities, damages and expenses, including attorneys fees and costs (all "Liabilities") arising out of any breach of a representation or warranty contained in Section 2 hereof, negligence, recklessness or intentional wrongful acts or omissions of the indemnifying party, its Affiliates or sublicensees in connection with the work performed by such party during the term of this Agreement except in each case to the extent such Liabilities resulted from negligence, recklessness or intentional wrongful acts or omissions of the other party. Neither party shall be

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.


         liable to the other for any indirect, incidental or consequential damages arising out of any terms or conditions in this Agreement or with respect to the performance thereof.

14.2.    Procedure. A party (the "Indemnitee") that intends to claim
         ---------
         indemnification under this Article 14 shall promptly notify the other party (the "Indemnitor") of any Liability or action in respect of which the Indemnitor or any of its Affiliates intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor. The indemnity obligations under this Article 14 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this
         Article 14, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article 14. The Indemnitor may not settle the action or otherwise consent to an adverse judgment in such action that diminishes the rights or interests of the Indemnitee without the express written consent of the Indemnitee. The Indemnitee, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this indemnification at Indemnitor' s expense.

                                  ARTICLE 15
                                  ----------

                                EXCUSABLE DELAY
                                ---------------

Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected party including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party. The foregoing shall be subject to the delayed party using reasonable efforts to mitigate the adverse consequences of such delay.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.



                                  ARTICLE 16
                                  ----------

                                  ASSIGNMENT
                                  ----------

This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations be assigned or transferred by either party without the consent of the other party; provided further, however that (i) each party may assign its rights and interests, and delegate its obligations, hereunder, effective upon written notice thereof, to any Affiliate, and (ii) either party may assign its rights and interests, and delegate its obligations, hereunder, effective upon written notice thereof, to any Third Party which acquires all or substantially all of the assets of CCSI or GE, as the case may be, or which is the surviving third party in a merger or consolidation with CCSI or GE as the case may be, if such Third Party assumes all of the obligations of CCSI or GE, as the case may be, hereunder. Subject to the foregoing, any reference to CCSI or GE hereunder shall be deemed to include the successors thereto and assigns thereof. Notwithstanding anything to the contrary contained in this Article 16, if, without GE's prior written consent, either (a) CCSI assigns or otherwise transfers its rights and interests under this Agreement to any Competing Manufacturer (defined below) including any transfer by merger or asset sale; or (b) any Competing Manufacturer purchases or otherwise obtains a controlling ownership interest (defined as 50% or more ownership interest) in CCSI; then this Agreement shall terminate upon GE's election and written notice thereof to CCSI, and such termination shall be deemed a termination for cause under Section 13.1, resulting in the consequences to the parties described in Section 13.4. For the purposes of this Agreement, "Competing Manufacturers" shall mean only companies that design, manufacture and sell gas turbines of greater than 2 MW for power generation or mechanical drive applications. Further, in the event the assignment or transfer of rights under clause a) above or the sale or transfer of controlling interest under clause b) above are to a company (other than a Competing Manufacturer) that designs, manufactures and sells gas turbines of greater than 2 but less than 70MW for power generation or mechanical drive applications (herein "Other Turbine Manufacturer") then the Parties hereby agree that GE has the right after good faith consideration of any CCSI concerns, to Terminate under Section 13.1 with consequences set forth in Section 13.4. Notwithstanding the foregoing, GE may assign its rights and obligations with respect to intellectual property to GE Power Systems Licensing, Inc., a wholly-owned subsidiary of GE.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.


                                  ARTICLE 17
                                  ----------

                                 SEVERABILITY
                                 ------------

Each party hereby acknowledges that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the parties shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the parties would have entered into this Agreement with such provisions. In case such provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the parties would not have entered into this Agreement without the invalid provisions.

                                  ARTICLE 18
                                  ----------

                                 MISCELLANEOUS
                                 -------------

18.1.    Notices. Any consent, notice or report required or permitted to be
         -------
         given or made under this Agreement by one of the parties to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, U.S. First class mail or courier), U.S. first class mail or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

                    If to CCSI:           Catalytica Combustion Systems, Inc.
                                          430 Ferguson Drive
                                          Mountain View, CA 94043
                                          Attention:  President

                    If to GPS:            GENXON Power Systems, LLC
                                          430 Ferguson Drive
                                          Mountain View, CA 94043
                                          Attention:  President

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.


                    If to GE:             GE Power Systems
                                          1 River Road
                                          Schenectady, New York 12345
                                          Attention: VP, Power Plants

18.2.    Applicable Law. This Agreement shall be governed by and construed in
         --------------
         accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

18.3.    Agreement Limited to Express Terms. Except as otherwise expressly
         ----------------------------------
         provided in this Agreement, the parties agree that the Commercialization Program contemplated herein, and any discussions or communications between the parties relating thereto, shall not restrict either party's right to take whatever future actions such party unilaterally determines to be in its best interest, including the right to undertake similar programs or relationships with Third Parties covering subjects related to the matters covered herein and neither the holding of any discussions between the parties, nor the exchange of any information shall diminish or restrict in any way the right that any party has to market, lease, sell or otherwise make available its products and services to any customer or Third Party.

18.4.    Entire Agreement. This Agreement contains the entire understanding of
         ----------------
         the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties.

18.5.    Headings. The captions to the Articles and Sections hereof are not a
         --------
         part of the terms but are merely guides or labels to assist in locating and reading the Articles and Sections hereof.

18.6.    Independent Contractors. It is expressly agreed that CCSI and GE shall
         -----------------------
         be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither CCSI nor GE shall have the authority to make any statements, representations or commitments of any kind, or to take any action or undertake any obligation, which shall be binding on the other party, without the prior consent of the other party.

18.7.    Waiver. The waiver by either party of any right hereunder or the
         ------
         failure to perform or of a breach by the other party shall not be deemed a waiver of any

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

         other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

18.8.    Counterparts. This Agreement may be executed in two or more
         ------------
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

AGREED FOR AND ON BEHALF               AGREED FOR AND  ON BEHALF OF
OF GENERAL ELECTRIC COMPANY            CATALYTICA COMBUSTION SYSTEMS,
                                       INC.

By:    /s/ Mark M. Little              By:    /s/ Dennis A. Orwig
       ------------------------               --------------------------

Name:  Mark M. Little                  Name:  Dennis A. Orwig
       ------------------------               --------------------------

Title: VP Power Plants                 Title: Chief Executive Officer
       ------------------------               --------------------------


AGREED FOR AND ON BEHALF OF
GENXON


By:    /s/ Patrick T. Conroy
       ------------------------

Name:  Patrick T. Conroy
       ------------------------

Title: President
       ------------------------


Witness: /s/ Stanley S. Smith
         -----------------------

Name:  Stanley S. Smith
       -------------------------

Title: GM-GT Product Management
       -------------------------

Witness: /s/ Joseph Cusson
         -----------------------

Name:  Joseph Cusson
       -------------------------

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.


Title: Director, Marketing CCSI
       -------------------------

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

                                   EXHIBIT A
                                   ----------

                        PROGRAM SCHEDULE AND MILESTONES
                        -------------------------------

         [*]

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

                                   EXHIBIT B
                                   ---------

                            COMMERCIALIZATION PLAN
                            ----------------------

                Time to Market Focus of Commercialization Program
                -------------------------------------------------

Basic Principles
----------------

         Customer requirements drives market timing Development compatible with GE's NPI Tollgate process

Program Targets
---------------

Initial Customer     Market                 First            Estimated
Funding              Segments/  Incentive   Turbine Firing   Program Budgets (3)
Targets              Turbines   Term        Tollgate 6       ($ million)
-------              --------   ----        ----------       -----------

Syntroleum and       PGT10 or   Through     [*]              GE          [*]
licensees            Other      2001                         CCSI        [*]
                                                                          --
                                                             Total       [*]

Enron, Arco, US      7E         Through     [*] (2)          GE          [*]
Utilities, Other                2003                         CCSI        [*]
7E/SCR Users,                                                             --
GE Selkirk                                                   Total       [*]

Enron, US            7F         Through     [*] (2)          GE          [*]
Utilities                       2003                         CCSI        [*]
                                                                          --
                                                             Total       [*]

----------------------

[*]

(2) To first engine firing which includes 2 full size test combustors and 1 full combustor set (10 combustors for a 7E and 14 combustors for a 7F), but excludes costs for installation and appropriate field testing. The cost will be site specific - very preliminary estimate of [*]. Field testing is estimated at 2 months.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
              OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
          CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

(3) Assumes that both GE and CCSI will pursue parallel "Component" paths through the Preliminary Design Phase (includes prototype test hardware), and GE will select a "Component" path to go forward to Final Design Phase.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

                                   EXHIBIT C
                                   ---------

                        TERMS & CONDITIONS OF PURCHASE
                        ------------------------------

1. APPLICABLE TERMS AND CONDITIONS. Purchaser and Seller agree that the following statement shall be printed on the front of any Purchase Order or Contract for the sale of XONON Modules or XONON Components (herein referred to individually or collectively as the "Product" or "Products" or "Goods"): "The purchase and sale of the Products set forth in this Purchase Order shall be subject to the Terms and Conditions of Purchase attached as Exhibit C to the Collaborative Commercialization and License Agreement (the "CCLA"), dated November 19, 1998, between Catalytica Combustion Systems, Inc., (the "Seller") and General Electric Company (the "Purchaser"). Any other terms and conditions included in this Purchase Order or in any acknowledgment of this Purchase Order shall not be applicable to this purchase and sale of Products.

2. PRICES AND PAYMENTS. Unless otherwise stated on the face of this Purchase Order, Seller shall invoice Purchaser for one hundred percent (100%) of the purchase price within thirty (30) days after delivery. Purchaser shall remit full payment of the purchase price to Seller by wire transfer within forty five
(45) days of receipt of Seller's invoice. All prices specified here in are firm and shall not be subject to change, and includes all federal and state income taxes and payroll taxes. Seller's invoice shall separately state any local sales, use, VAT or other types of local taxes and duties applicable to the goods furnished to the Purchaser. No extra charges of any kind will be allowed unless specifically agreed to in writing by the Purchaser. Purchaser shall be entitled at all time to set-off any amount owing, excluding disputed claims, at any time from Seller to Purchaser against any amount payable at any time by Purchaser in connections with this between Purchaser and Seller.

3. DELIVERY, RISK OF LOSS, TITLE TRANSFER, DELAY. Products manufactured in the United States shall be delivered to Purchaser FOB Seller's factory. Unless otherwise stated on the face of this Purchase Order, Purchaser shall be responsible for risk of loss and all transportation and insurance costs after delivery. Unless otherwise stated on the face of this Purchase Order title shall pass to Purchaser upon placement of the goods on the trucks or other transit of Purchaser's designated carriers. Goods delivered to Purchaser in advance of the delivery schedule may be returned to Seller at Seller's expense.

Seller shall use all reasonable efforts to meet any delivery schedule specified by Purchaser, provided Purchase Orders are placed in a timely fashion and contain all

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

necessary information including but not limited to a full description of the goods ordered, the quantity ordered and requested delivery dates. All Purchase Orders shall be placed as firm orders for goods setting forth the quantities of goods required and the requested delivery date(s). Purchaser shall endeavor to place purchase orders not later than one hundred and twenty (120) days prior to the requested delivery date. Provided Purchaser has complied with the foregoing one hundred and twenty (120) day prior notification, and except to the extent caused by an Excusable Delay as defined in Article 15 of the CCLA, Seller shall be liable for liquidated damages for failure to achieve delivery on or prior to Purchaser's designated delivery date at the rate of 0.5% of the purchase price allocable to the delayed goods per day (beginning with the fifteenth (15) day after the delivery date). Seller's liquidated damages shall not exceed ten percent 10% of Purchase Order purchase price. Purchaser shall waive such liquidated damages if Purchaser's contract with its customer does not include a provision for delay liquidated damages between Purchaser and its customer or if Seller is able to remedy its delay at its sole cost such that Purchaser does not incur any delay liquidated damages to its customer arising out of the delay of the Products. If Seller is more than sixty (60) days late, Purchaser shall have the right to terminate this Purchase Order.

4. PURCHASER'S PROPERTY. Unless otherwise agreed in writing, all tools, equipment or material of every description furnished to Seller by Purchaser or specially paid for by Purchase, and any replacement thereof, or any materials affixed or attached thereto, shall be and remain the personal property of Purchaser. Such property and, whenever practical, each individual item thereof, shall be plainly marked or otherwise adequately identified by Seller as the property of the Purchaser and shall be safely stored separate and apart from Seller's property. Seller shall not substitute any property for Purchaser's orders. Such property, while in Seller's custody or control, shall be held at Seller's risk, shall be kept insured by Seller at Seller's expense in an amount equal to the replacement cost with loss payment to Purchaser and shall be subject to removal at Purchaser's written request, in which event Seller shall prepare such property for shipment and shall redeliver to Purchaser in the same condition as originally received by Seller, reasonable wear and tear excepted, all at Seller's expense.

5. DRAWINGS. Unless otherwise specifically agreed in writing by Purchaser, any check or approval of drawings by Purchaser will be for Seller's convenience and will not relieve Seller of its responsibility to meet all requirements of this order.

6. CHANGES. Subject to the order scheduling requirements in Article 7.2.3 of the CCLA and Article 3 above, the Purchaser may at any time, in writing, make changes within the general scope of this Purchase Order in any one or more of the following: (a) drawings, designs or specification where the goods to be furnished are to be specially

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

manufactured for the Purchaser in accordance therewith, but not Seller's specifications which the parties have mutually agreed upon under the CCLA as being applicable to this Purchase Order, or other mutually agreed upon specifications; (b) method of packing; (c) time of delivery; (d) the amount of Purchaser's furnished property; or (e) quality. If any such changes causes an increase or decrease in the cost of, or the time required for the performance of any work under this Contract, whether changed or not changed, an equitable adjustment shall be made in the Contract Price or delivery schedule, or both, and the Purchase Order shall be modified in writing accordingly. Notification to Purchaser of any Claim by the Seller for adjustment under this clause must be asserted within thirty (30) days from the date of receipt by the Seller of the notification of change. Any change to this order shall be authorized only by a duly executed Purchase Order amendment.

7. INSPECTION. (a) All goods (which term throughout this order includes without limitation raw materials, components, intermediate assemblies, tools and end products) shall be subject to inspection and test by the Purchaser and its Customer, (where GE is required under its contracts with its Customers to provide inspection rights at Seller's facility, then Seller's agreement will not be required) at all reasonable times and places, including the place of manufacture; (b) If any inspection or test is made on the premises of Seller or its supplier, Seller, without additional charge, shall provide all reasonable facilities and assistance for the safety and convenience of the inspectors in the performance of their duties and Purchaser shall comply with Seller's premises, security and safety rules; (c) acceptance or rejections of the goods shall be made as promptly as practical after delivery, except as otherwise provided in this order, but failure to inspect and accept or reject goods or failure to detect defects by inspection, shall neither relieve Seller from responsibility for such goods as are not in accordance with the order requirements nor impose liabilities on Purchaser thereof; (d) Seller shall provide and maintain an inspection and process control system mutually acceptable to Purchaser and Seller covering the goods hereunder. Records of all inspection work by Seller shall be kept complete and available to Purchaser during the performance of this order and for such longer periods as may be specified in this order, not to exceed five (5) years after order date. Seller will allow representative of Purchaser and Purchaser's customers reasonable access to the facilities involved in performing this order for purposes of reviewing the status and progress of production, subject to compliance with Seller's facility security and safety rules. If during the course of any inspection in Seller's factory, Purchaser finds that any of the goods are defective or otherwise not in conformity with the requirements of this Purchase Order or the CCLA, including any drawings or specifications, Seller shall remedy such non conformity at its own expense by reperforming any nonconforming service or replacing any non conforming goods.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

8. WARRANTIES. Seller warrants that all goods sold will be free of any claims of any nature and by any third person and that Seller shall convey clear title to Purchaser. Seller further warrants that the Products supplied by Seller to Purchaser shall perform in accordance with agreed upon specifications and shall be free from defects (a) in materials and workmanship, whatever the origin, (b) in design having regard to the state of the art at the time of the order and including defects arising from the choice of materials and / or parts; (c) in manufacturing process; and (d) arising from non-suitability for the use for which it was intended. This warranty shall take effect from the date of acceptance of the Products by Purchaser and shall remain in force until the earliest of the following to occur: (i) the gas turbine in which the Products have been installed achieve 8000 operating hours; (ii) forty eight months from Start-Up; or (iii) sixty (60) months after the delivery of the Products to Purchaser. Start-Up means the time when the equipment installation is complete and the gas turbine in which the Product has been installed is first synchronized to the grid. Purchaser's sole remedy in the event of any breach of this warranty shall, at Seller's option, be the replacement or repair in a timely fashion of the defective Product. Seller shall make replacement Products available and pay transportation, taxes, custom duties and insurance to the site where the gas turbine is located. Any repaired or replaced Product shall be warranted for 8000 operating hours, provided that in no event shall Seller's warranty obligation extend beyond seventy two (72) months from the delivery of the initial Product.

Purchaser shall notify Seller of obvious defects within sixty (60) days of delivery and of latent defects within thirty (30) days of discovery.

The warranties set forth in this section shall not apply to any claims, problems or defects which are the result of normal wear and tear, mishandling, misuse, neglect or improper testing and repair by other than CCSI or its authorized representatives.

THE EXPRESS WARRANTIES PROVIDED HEREIN ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ALL OTHER WARRANTIES ARE HEREBY DISCLAIMED AND EXCLUDED BY SELLER.

9. SUSPENSION; TERMINATION FOR CONVENIENCE. Purchaser may, at any time, by written notice to Seller and termination for convenience, suspend performance of the work. Said notice of suspension shall specify the date of suspension and the estimated duration of the suspension. Upon receiving any such notice of suspension, Seller shall promptly suspend further performance of the work to the extent specified, and during the period of such suspension shall properly care for and protect all

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

work in progress and materials, supplies, and equipment Seller has on hand for performance of the work. Purchaser may at any time withdraw the suspension of performance of the work as to all or part of the suspended work by written notice to Seller specifying the effective date and scope of withdrawal, and Seller shall resume diligent performance of the work for which the suspension is withdrawn on the specified effective date of withdrawal, subject to then existing contracts and commitments .

Purchaser may terminate all or any part of this Purchase Order at any time by providing written notice to Seller.

If this Purchase Order is canceled or terminated for the convenience of Purchaser or suspended upon the direction of Purchaser for other than Seller fault, in either case when there is less than 120 days until the scheduled delivery date, Purchaser shall be responsible for, and shall pay Seller for Product-in-process on a percent of completion basis, established on a proportional basis, where fifty (50%) completion is assumed on day one hundred and twenty (120) and one hundred (100%) completion is assumed on day thirty (30) in each case prior to the scheduled delivery date as a result of such cancellation, termination or suspension, plus any uncancelable commitments made by Seller, but not to exceed the amount of the Purchase Price allocable to the terminated portion of this Purchase Order. Purchaser shall pay undisputed amounts to Seller within thirty (30) days after Seller provides Purchaser with an invoice.

10. DEFAULT. Except in instances of Excusable Delay as defined in Article 15 of the CCLA, Purchaser may by written notice of default to Seller, terminate this Purchase Order, in whole or in part' (a) if Seller is greater than sixty (60) days late in delivering the Products, at least twice in any given twelve (12) month period, or (b) if Seller fails to comply with any of the material terms and conditions of this Purchase Order and upon receipt of written notice from Purchaser does not commence corrective action within ten (10) days and cure such default within sixty (60) days. Upon termination, Purchaser may procure goods similar in function to the Products, such as SCR or DLN components, and, subject to the Limitation of Liability set forth below, Seller shall reimburse Purchaser such costs Purchaser incurs in excess of the Purchase Price.

As an alternative remedy, and in lieu of termination for default, Purchaser may in its sole discretion, elect to extend the time for delivery and/or waive other deficiencies in Seller's performance in which case an equitable adjustment in the Purchase Price shall be negotiated.

11. INDEMNITY AND INSURANCE - WORK ON SELLER'S PREMISES. Each Party (the "Indemnifying Party") shall indemnify and hold harmless the other party,

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

its affiliates, officers, directors, agents and employees (the "Indemnified Parties") against any losses resulting from any third party claim for death or personal injury or damage to third party tangible real or personal property to the extent such claim arises from the Indemnifying Party's negligence, gross negligence or willful misconduct."

Seller shall take all reasonable precautions to prevent the occurrence of any injury to persons or to property during the progress of work, and, except to the extent that any such injury or damage is due solely and directly to Purchaser, shall defend and indemnify Purchaser against any claim which may result in any way from any act or omission of the Seller, its agents, employees, or subcontractors. Seller shall maintain comprehensive general liability (including contractual liability coverage insuring the liabilities assumed above). Automobile Liability and Employers and Employers Liability insurance with limits as reasonably required by Purchaser, as well as appropriate Workers Compensation Insurance as well protect Seller from all claims under any applicable Workers Compensation and Occupational Disease Act. Seller shall furnish to Purchaser, upon written request, a Certificate of Insurance completed by its insurance carrier(s) certifying that insurance coverages are in effect and will not be canceled or materially changed until ten days after prior written notice has been delivered to the purchaser as required by Purchaser.

12. LIMITATION OF LIABILITY. The total liability of Seller, on all claims of any kind, whether in contract, warranty, indemnity, tort (including negligence), strict liability, or otherwise, arising out of the performance or breach of this Purchase Order shall not exceed two (2) times the Purchase Price.

In no event, whether as a result of breach of contract, warranty, indemnity, tort (including negligence), strict liability, or otherwise, shall either party or their respective subcontractors or suppliers be liable for loss of profit or revenues or for any special, consequential, incidental, indirect or exemplary damages.

13. PROPER BUSINESS PRACTICES. Seller shall comply with all laws dealing with improper or illegal payments, gifts or gratuities, and Seller agrees not to pay, promise to pay or authorize the payment of any money or anything of value, directly or indirectly to any person for the purpose of illegally or improperly inducing a decision or obtaining or retaining business in connection with this Order.

14. COMPLIANCE WITH LAWS General. Seller agrees to comply with the applicable provisions of any federal, state, provincial or local law or ordinance and all lawful orders, rules, and regulations issued thereunder. In addition, Seller shall comply with Good Industry Practices, including the exercise of that degree of skill, diligence,

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

prudence and foresight which can reasonably be expected from a competent Seller who is engaged in the same type of manufacture under similar circumstances in a manner consistent with all applicable requirements and with all applicable general recognized international standards. No forced or prison labor may be used in manufacturing the products to be supplied under this contract. If forced or prison labor is determined to have been used in the manufacture of the products supplied hereunder the Purchaser shall have the right to immediately terminate the contract without further compensation to the Seller.

Provisions applicable to orders for work to be performed, goods to be produced, or services to be rendered within the United Stated. (a) Seller shall comply with any provisions, representations or agreements or contractual clauses required thereby to be included or incorporated by reference or operation of law in the contract resulting from acceptance of this order and dealing with: (I) Equal Opportunity (Executive Order 11246 as amended by Executive Orders 113575 and 10286 and applicable regulations promulgated pursuant thereto); (ii) Employment of Veterans (Executive Order 11701 and applicable regulations promulgated pursuant thereto); (iii) Employment of the Handicapped (Executive Order 11758 as amended by Executive Order 11867 and applicable regulations promulgated pursuant thereto); (iv) Employment Discrimination Because of Age (Executive Order 11141 and applicable regulations promulgated pursuant thereto); and (v) Utilization of Disadvantaged and Business Enterprises (Executive Order 11625. Public Law 95-507 and applicable regulations promulgated pursuant thereto). (b) Seller certifies that with respect to orders which exceed $10,000 it is in compliance with the requirements for nonsegregated facilities set forth in 41 CFR Chapter 60-1.8. (c) Seller warrants that each chemical substance constituting or contained in goods sold or otherwise transferred to Purchaser hereunder is on the list of chemical substances compiled and published by the Administrator of the Environmental Protection Administration pursuant to the Toxic Substances Control Act (P.L. 92-573 as amended, and the Federal Hazardous Substances Act (P.L. 92-5 16) as amended and lawful standards and regulations thereunder. (d) In accepting this order Seller represents that the goods to be furnished hereunder were or will be produced in compliance with the requirements of the Fair Labor Standards Act of 1938, as amended, including Section 12(a) and Seller shall insert a certificate to that effect on all invoices submitted in connection with this order.

Provisions applicable to orders for goods or materials, the destination of which, final or intermediate, is in the United States. Seller warrants that each chemical substance constituting or contained in goods sold or otherwise transferred to Purchaser hereunder is on the list of chemical substances compiled and published by the United States Administrator of the Environmental Protection Administration pursuant to the Toxic

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

Substances Control Act (P.L. 92-573) as amended, and the Federal Hazardous Substances Act (P.L. 92-516) as amended and lawful standards and regulations thereunder.

Provisions applicable to orders for goods from outside the United States, to be delivered DEQ, FAC or DAF (INCO TERMS 1990) at point of entry to the United States. Seller warrants that all sales made hereunder are or will be made at not less than fair value under the United States Anti-dumping Law (19 U.S.C. SEC. 160o ct set.), and Seller will indemnify, defend and hold Purchaser harmless from and against any costs or expenses (including, but not limited to, any anti-dumping duties which may be imposed) arising out of or in connection with breach of this warranty.

Provisions applicable to orders for goods from outside the United States, to be delivered within the United States. Seller agreed that Purchaser will not be a party to the importation of the goods, that the transaction(s) represented by this order will be consummated subsequent to importation and that Seller will neither cause nor permit Purchaser's name to be shown as "importer of record" on any customs declaration. If Seller will be the importer of record to the United States, Seller shall provide Purchaser with Customs Form 331 entitled "Certificate of Delivery" properly executed as well as Customs Form 7501 "Entry Summary" and a copy of Seller Invoice.

Provisions applicable to technical data provided to Seller from within the United States. Seller hereby assures the Purchaser that all technical data received from Purchaser will not be exported from the United States or re-exported from Seller's country without the express written concurrence to such export by Purchaser.

15. PACKING, PRESERVATION AND MARKING. Packing, preservation and marking requirements will be in accordance with the specification drawing or as specified on the Purchaser Order. If none specified, use the best commercially accepted practice.

16. GOVERNING LAW. This order shall in all respects be governed by and interpreted in accordance with the substantive law of the State of New York, U.S.A. excluding its conflicts of law provisions. The Parties hereby exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.

17. DISPUTE RESOLUTION. Purchaser and Seller shall attempt amicably to resolve any controversy, dispute or difference arising out of this Order, failing which either party may initiate litigation. Litigation arising from this Order may be brought only in the United States District Court for the Southern District of New York or, if such court lacks subject matter jurisdiction, in the Supreme Court of the State of New York in

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

and for New York County. The Parties hereby submit to the jurisdiction of said courts, and waive any defense of forum non conveniens.

18. YEAR 2000 COMPLIANCE WITH DATE PROCESSING REQUIREMENTS. In addition to any other warranties and representations provided by Supplier to Purchaser, whether pursuant to this purchase order, by law, equity, or otherwise, Seller represents, warrants and covenants that Seller shall use all reasonable efforts to insure that (a) any product(s) and/or service(s) provided by Seller hereunder including, without limitation, each item of hardware, software, or firmware; any system, equipment, or products consisting of or containing one or more thereof; and any and all enhancements, upgrades, customizations, modifications, maintenance and the like ("Products/Services") shall be Year 2000 Compliant at the time of delivery and at all times thereafter and in all subsequent updates or revisions of any kind, and (b) Seller's supply of the Products/Services to Purchaser shall not be interrupted, delayed, decreased, or otherwise affected by dates prior to, on, after or spanning January 1, 2000. For purposes of this purchase order, the term "Year 2000 Compliant" means that (1) the Products/Services accurately process, provide and/or receive date data (including without limitation calculating, comparing, and sequencing), within, from, into, and between centuries (including without limitation, the twentieth and twenty-first centuries, the last year of a century (e.g. 1999) and the first year of the next century (e.g. 2000), and leap year calculations, and (2) neither the performance nor the functionality nor Seller's supply to Purchaser of the Products/Services will be affected by dates prior to, on, after, or spanning January 1, 2000. Moreover, Seller convenants and agrees all reasonable steps shall be taken to insure that the design of said Product/Services to ensure compliance with the foregoing warranties, representations and covenants shall include, without limitation, date data century recognition, calculations that accommodate same century and multi-century formulae and date values, and date data interface values that reflect the century. In particular, but without limitation, (I) no value for current date will cause any error, interruption, or decreased performance in the operation of such Products/Services, (ii) all manipulations of date-related data including, but not limited to, calculating, comparing, sequencing, processing and outputting) will produce correct results for all valid dates, including when used in combination with other products,
(iii) date elements in interfaces and data storage will specify the correct century to eliminate date ambiguity without human intervention, including leap year calculations, (iv) where any date element is represented without a century, the correct century will be unambiguous for all manipulations involving that element, (v) authorization codes, passwords, and zaps (purge functions) should function normally and in the same manner prior to, on, after and spanning January 12, 2000, including, without limitation, the manner in which they function with respect to expiration dates and CPU serial numbers.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

No obligation of Seller under this purchase order shall be excused by reason of the failure of Seller's or any other person's Products/Services to be Year 2000 Compliant, nor shall such occurrence(s) be deemed a force majeure event. As used in this purchase order, the words "date" and "dates" shall be deemed to include "time".

In the event of breach of this warranty, in addition to any other remedies Purchaser may have, whether pursuant to this purchase order, by law, equity or otherwise, Purchaser shall, at its option, be entitled to repair or replacement of any non-compliant Products/Services, at no cost to Purchase, within sixty
(60) days after notice of breach from Purchaser to Seller.

Notwithstanding anything in this purchase order to the contrary, the period of the representations, warranties and covenants set forth in this section shall extend at least until January 31, 2001. Any statute of limitations that might be applicable to Seller's Year 2000 Compliant warranty and representation shall not accrue or begin to run until the later of January 31, 2001 or the time when such statute of limitations would otherwise accrue or begin to run, and, with respect to any claim based on any failure of the Products/Services to be Year 2000 Compliant, Seller shall not assert any defense based on or alleging the passage of time from the effective date of this purchase order to January 31, 2001.

19. WAIVER. No claim or right arising out of a breach of this Contract can be discharged in whole or in part by a waiver or renunciation of the claim or right unless the waiver or renunciation is supported by consideration and is in writing signed by the aggrieved party. The failure of Purchaser to enforce at any time or for any period of time any of the provisions hereof shall not be construed to be a waiver of such provisions or of the right to Purchaser thereafter to enforce each and every such provision.

20. ENTIRE AGREEMENT. This Purchase Order and the CCLA with such documents as are expressly incorporated herein by reference, is intended by the parties as a final expression of their Agreement with respect to such terms as are included herein, and is intended also as complete and exclusive statement of the terms of their Agreement. No course of prior dealings between parties and no usage of the trade shall be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party has knowledge of the performance and opportunity for objection. The invalidity, in whole or in part, of any of the foregoing articles or paragraphs of this Purchase Order shall not affect the remainder of such article or paragraphs or any other article or paragraphs of this Purchase Order.

                       CONFIDENTIAL TREATMENT REQUESTED
        [*] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN
               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
                             THE OMITTED PORTIONS.

                                      -55-